UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 9, 2004
                                                         ----------------

                              --------------------

                          Mediscience Technology Corp.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                      0-7405                  22-1937826
        ----------                      ------                  ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


1231 Folkestone Way, PO Box 598, Cherry Hill, New Jersey            08034
--------------------------------------------------------            -----
       (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (856) 428-7952
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

     On December 9, 2004, Mediscience Technology Corp. issued a press release. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item
7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Mediscience Technology Corp.
December 9, 2004                             By: Peter Katevatis
                                                 ---------------
                                                 Name: Peter Katevatis
                                                 Title: Chief Executive Officer

Item 9.01  Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit No.               Description
               -----------               -----------

               99.1                      Press Release.